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                                                                    EXHIBIT 10.5

                        VASO ACTIVE PHARMACEUTICALS, INC.

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of March ___, 2003, by and among (i) Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), (ii) BioChemics, Inc., a Delaware corporation (the "Corporate Parent"), and each of the other Persons set forth from time to time on the attached SCHEDULE OF SHAREHOLDERS (each, an "OTHER SHAREHOLDER" and collectively, the "OTHER SHAREHOLDERS") who, at any time, acquires securities of the Company in accordance with Section 8 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement. Certain capitalized terms used herein are defined in Section 10 hereof.

     WHEREAS, the Company is a subsidiary of the Corporate Parent. The Company and the Corporate Parent are parties to a License Agreement, dated as of February 1, 2003 the "LICENSE AGREEMENT"). In order to induce the Corporate Parent to enter into the License Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEMAND REGISTRATIONS.

     (a) REQUESTS FOR REGISTRATION. At any time the holders of a majority of the Parent Registrable Securities may request registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of all or any portion of its Registrable Securities on Form S-1, Form SB-1, Form SB-2 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), or on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available. All registrations requested pursuant to this Section 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and subject to Section 1(d) below shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) PARENT LONG-FORM REGISTRATIONS. The holders of a majority of the Parent Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations in which the Company shall pay all Registration Expenses (as defined in Section 5). All Long-Form Registrations shall be underwritten registrations.
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     (c) PARENT SHORT-FORM REGISTRATIONS. In addition to the Long-Form
Registrations provided pursuant to Section 1(b), the holders of a majority of the Parent Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. If the Company, pursuant to the request of the holders of a majority of the Parent Registrable Securities, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "SHELF Registration"), the Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall cause such Shelf Registration to remain effective for a period ending on the earlier of (i) the date on which all Registrable Securities included in such Shelf Registration have been sold pursuant to the Shelf Registration, (ii) the date as of which the holder(s) of Registrable Securities (assuming such holder(s) are affiliates of the Company) are able to sell all of the Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act or (iii) such shorter period as may be agreed to by the holders of a majority of the Parent Registrable Securities requested to be included therein (the "EFFECTIVE PERIOD").

     (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Parent Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Parent Registrable Securities to be included in such registration, the Company shall include in such registration
(i) first, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and
(ii) second, other securities requested to be included in such registration.

     (e) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Long-Form Registration after the effective date of a previous Long-Form Registration to the extent a Lock-Up Period (as defined in Section 3 below) is in effect. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Parent Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Company shall pay all

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Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

     (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Parent Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

     (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Parent Registrable Securities.

     2. PIGGYBACK REGISTRATIONS.

     (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration (which is covered in Section 1) or (ii) in connection with registrations on form S-4 or S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall, subject to the terms and conditions set forth herein, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) PIGGYBACK EXPENSES. Subject to the qualification set forth in Section 5(b), the Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration. Any Persons other than holders of Registrable Securities who participate in Piggyback Registrations which are not at the Company's expense, if any, must pay their share of the Registration Expenses as provided in Section 5 hereof.

     (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) for the offering; provided that such selections must be approved by the holders of a majority of the

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Parent Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

     3. HOLDBACK AGREEMENTS.

     (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the period before, during and after the effective date of any (x) underwritten Demand Registration (except as part of such underwritten registration) or (y) any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) that is agreed to by the underwriter managing the registered public offering and a majority of the holders of the Parent Registrable Securities (a "LOCK-UP PERIOD").

     (b) The Company (i) shall not effect any public sale or distribution of its equity securities or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during a Lock-Up Period (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), and (ii) shall use reasonable best efforts to cause each holder of more than 1% of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for more than 1% of its equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such Lock-Up Period (except as part of such underwritten registration, if otherwise permitted).

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Parent Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during

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such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any prospectus filed under Rule 424 promulgated under the Securities Act) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the holders of a majority of the Parent Registrable Securities covered by such registration statement, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

     (g) provide a transfer agent, a registrar and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Parent Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

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     (i) make available for inspection by any seller of Parent Registrable
Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers;

     (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order and, upon request of a holder of Registrable Securities, the Company shall provide notice to such holder of any such stop order;

     (l) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (m) obtain one or more comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Parent Registrable Securities being sold reasonably request;

     (n) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

     (o) use best efforts to cause certificates for the Registrable Securities covered by such registration statement to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

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     5. REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all registration and filing fees, expenses and fees of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company, and fees and disbursements of all independent certified public accountants, underwriters including (if necessary) a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (excluding discounts and commissions, which shall be paid by the holders of Registrable Securities), and other Persons retained by the Company or the holders of all of the Parent Registrable Securities or their affiliates (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne by the Company, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Parent Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel (in addition to local counsel) chosen by the holders of a majority of the Parent Registrable Securities included in such registration.

     (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate proceeds of the securities to be so registered.

     6. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, such holder's officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by or arising out of (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof or
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the

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Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests (and is customarily provided by selling shareholders) for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, officers, agents and employees, and each other Person who controls the Company and such other holders (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by or arising out of
(i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in any such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any such application, in reliance upon and in conformity with the information or affidavit so furnished in writing by such holder expressly for use therein; provided, however, that the obligation to indemnify will be individual, not joint and several, for each holder and such obligations, together with any contribution required under Section 6(e), shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 6, except to the extent, but only to the extent to which, the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 6. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or
(ii) if such

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indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party, or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.

     (d) No indemnifying party shall, without the written consent of each indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise, or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party and (B) does not include a statement as to or an admission of fault, culpability, or a failure to act, by or on behalf of any indemnified party.

     (e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above, but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the registration statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

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     The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no seller of Registrable Securities shall be required to contribute pursuant to this Section 6(e), together with amounts paid under Section 6(b), any amounts in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

     (g) The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage, or liability is incurred.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); PROVIDED that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except (x) to the extent the holders of a majority of the Parent Registrable Securities are doing so or (y) as otherwise provided in Section 6 hereof.

     (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of his or its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this section to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

     8. ADDITIONAL SHAREHOLDERS. In connection with the issuance of any additional equity securities of the Company (or rights or options to acquire any such equity securities) to any Person, the Company may, with the consent of the holders of a majority of the Parent Registrable Securities, permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of an "Other Shareholder" (as determined by the Company and the holders of a majority of the Parent Registrable Securities) and a holder of Parent Registrable Securities or Other Shareholder Registrable Securities, as the case may be, under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be an "Other Shareholder" party to this Agreement.

     9. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act to use its reasonable best efforts to: (a) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and (b) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such securities without registration.

     10. DEFINITIONS.

     "AFFILIATE" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

     "COMMON SHARES" means the Company's Common Shares, par value $.0001 per share.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "OTHER SHAREHOLDER REGISTRABLE SECURITIES" means (i) any Common Shares issued to or otherwise held by the Other Shareholders and (ii) any other Common Shares issued or issuable to the Other Shareholders with respect to the securities referred to in clause (i) by way of exercise, conversion, share dividend or share split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization; provided that "Other Shareholder Registrable Securities" shall not include any securities of the Company that are subject to vesting to the extent that such securities have not vested.

     "PARENT REGISTRABLE SECURITIES" means (i) any Common Shares issued to or otherwise held by the Corporate Parent and its Permitted Transferees (ii) any other Common Shares issued or issuable to the Corporate Parent and its Permitted Transferees with respect to the securities referred to in clause (i) by way of exercise, conversion, share dividend or share split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

     "PERMITTED TRANSFEREE" means any Person who is a founder, director, executive officer or holder of more than 10% of the issued and outstanding voting securities of the Corporate Parent who acquires any Common Shares issued to or otherwise held by the Corporate Parent from time to time.

     "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "REGISTRABLE SECURITIES" means the Parent Registrable Securities and the Other Shareholder Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force); PROVIDED THAT if any Parent Registrable Securities are acquired by an Other Shareholder, then such acquired securities shall no longer be Parent Registrable Securities, but instead, shall become Other Shareholder Registrable Securities.

     11. MISCELLANEOUS.

     (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Parent Registrable Securities then in existence; PROVIDED THAT no such amendment or modification that would materially and adversely affect the holders of Other Shareholder Registrable Securities in a manner different than holders of Parent Registrable Securities, shall be effective against the holders of Other Shareholder Registrable Securities without the prior written consent of holders of a majority of the Other Shareholder Registrable Securities (with it being understood that the issuance or creation of new or additional Registrable Securities, or new or additional equity securities of the Company which will constitute Registrable Securities, in each case or the addition of new parties to this Agreement in accordance with this Agreement, shall in no event require the approval of the holders of Other Shareholder Registrable Securities). No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

     (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound by the terms hereof.

     (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the

State of New York or any other jurisdiction), except Section 5-1401 of the New York General Obligations Law, that would cause the application of the laws of any jurisdiction other than the State of New York.

     (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), sent by facsimile (with copy to follow by regular mail) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Corporate Parent and each Other Shareholder at the addresses indicated on the SCHEDULE OF SHAREHOLDERS and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (j) ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding of the parties hereto with respect to the subject matter hereof and supercedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.


                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                  VASO ACTIVE PHARMACEUTICALS, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Its:  President


                                  CORPORATE PARENT:
                                  ----------------


                                  BIOCHEMICS, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Its:
                                        ---------------------------------------

                            SCHEDULE OF SHAREHOLDERS
                            ------------------------


CORPORATE PARENT:
----------------

BioChemics, Inc.
99 Rosewood Drive
Suite 260
Danvers, MA  01923
Attn: John J. Masiz, President and CEO

Phone:       (978) 750-0090
Facsimile:   (978) 750-0085








WITH A COPY TO:
--------------

Robinson & Cole LLP
One Boston Place
Boston, MA 02108
Attention:   David A. Garbus, Esq.
Phone:       (617) 557-5955
Facsimile:   (617) 557-5999